                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)    November 24, 1999
                                                 ------------------------------

                                  RMI.NET, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            001-12063                                     84-1322326
------------------------------------        -----------------------------------
  (Commission File Number)                   (IRS Employee Identification No.)

  999 Eighteenth Street, Suite 2201, Denver, Colorado              80202
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (303) 672-0700
                                                  -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On November 24, 1999, the Registrant entered into an Asset Purchase Agreement with Western Regional Networks, Inc. (the "Western Regional Networks, Inc. Asset Purchase Agreement"), pursuant to which the Registrant acquired the assets of Western Regional Networks, Inc. The purchase price of the assets acquired was approximately $2,714,000, payable in the form of 324,324 shares of the Registrant's common stock. The consideration that the Registrant agreed to pay was determined through arm's length negotiation. There was no material relationship between the Registrant and Western Regional Networks, Inc. or its affiliates prior to the transaction. Western Regional Networks, Inc. is a Colorado corporation headquartered in La Junta, Colorado. Western Regional Networks, Inc. is an Internet communications and commerce company providing dedicated and dial-up access to the Internet, as well as web-hosting services, to a customer base in La Junta, Fort Collins and several other Colorado locations. The Registrant intends to utilize the assets acquired in the same manner that Western Regional Networks, Inc. utilized the assets prior to their acquisition by the Registrant. A copy of the Registrant's press release is attached hereto as Exhibit 20.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

         (a)  Financial Statements of Businesses Acquired:

                   Not required.

         (b)  Pro Forma Financial Information:

                   Not required.

         (c)  Exhibits:

              Exhibit Number                        Description
              --------------    ----------------------------------------------
               10.1             Asset Purchase Agreement by and among RMI.NET,
                                Inc., and Western Regional Networks, Inc. et al.
               20.1             News Release dated December 1, 1999 announcing the
                                Western Regional Networks asset acquisition.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 RMI.NET, Inc.
                                       -----------------------------------
                                                 (Registrant)


         Date: December 9, 1999        By: /s/ CHRISTOPHER J. MELCHER
                                          -------------------------------
                                          Christopher J. Melcher
                                          Vice President, General Counsel
                                          and Corporate Secretary